The Phoenix Edge Series Fund

Supplement to the Prospectus dated May 1, 2007

This supplement should be read with the prospectus dated May 1, 2007 along with all other prospectus supplements issued since May 1, 2007

This supplement includes information about a change to the portfolio managers of a series of The Phoenix Edge Series Fund (the “Fund”). Additionally, it provides information about the termination of a subadvisory contract for certain series of the Fund. Please retain this supplement with your prospectus for future reference.

Effective December 31, 2007, the information about the portfolio managers of the Phoenix Capital Growth Series located under the subheading Phoenix Capital Growth Series on page 51 of the prospectus is revised as follows:

The following paragraph under the subheading Phoenix Capital Growth Series on page 51 is deleted:

❖	Mark Wimer, CFA, Principal and Portfolio Manager. Mr. Wimer was appointed portfolio manager of the series in June 2006. Mr. Wimer joined Harris in 2006 as an equity portfolio manager. Prior to joining Harris, Mr. Wimer over the past five years was director of Quantitative Research at an investment management firm and also worked in investment model development, consulting, sales and marketing and risk analysis for a full service financial services firm. He has 11 years of investment management experience.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and ownership of shares of the fund.

Additionally, Standard and Poor’s Investment Advisory Services LLC (SPIAS) has notified Phoenix Variable Advisers, Inc. that it will terminate the subadvisory contract between the parties effective February 29, 2008. The information regarding Management of the Series for each affected series is revised as follows:

The following paragraph is added to the subsection The Advisor and Subadvisor on pages 24, 26, 28 and 30.

❖	Standard and Poor’s Investment Advisory Services LLC (SPIAS) has notified Phoenix Variable Advisers, Inc. that it will terminate the subadvisory contract between the parties effective February 29, 2008. SPIAS currently serves as subadvisor to the following series of the fund: Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, Phoenix-S&P Dynamic Asset Allocation Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth. SPIAS will continue to provide subadvisory services to these series until the Board of Trustees approves a new subadvisor, which is expected to occur on or about February 26, 2008.

Dated: February 7, 2008	Please keep this supplement for future reference.

TF1000

The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information dated May 1, 2007

This supplement should be read with the Statement of Additional Information (“SAI”) dated May 1, 2007 along with all other SAI supplements issued since May 1, 2007

Effective December 31, 2007, the portfolio managers for the Phoenix Capital Growth Series are T. Andrew Janes and Daniel L. Sido. Accordingly, all references to Mark Wimer as a portfolio manager of the series are removed from the Statement of Additional Information (“SAI”). Disclosure for Mr. Janes and Mr. Sido appearing in the SAI remains unchanged.

Additionally, Standard and Poor’s Investment Advisory Services LLC (SPIAS) has notified Phoenix Variable Advisers, Inc. that it will terminate the subadvisory contract between the parties effective February 29, 2008. The information regarding Subadvisors is revised as follows:

The following paragraph is added to the subsection Standard & Poor’s Investment Advisory Services LLC on page 41.

❖	Standard and Poor’s Investment Advisory Services LLC (SPIAS) has notified Phoenix Variable Advisers, Inc. that it will terminate the subadvisory contract between the parties effective February 29, 2008. SPIAS currently serves as subadvisor to the following series of the fund: Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, Phoenix-S&P Dynamic Asset Allocation Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth. SPIAS will continue to provide subadvisory services to these series until the Board of Trustees approves a new subadvisor, which is expected to occur on or about February 26, 2008.

Dated: February 7, 2008	Please keep this supplement for future reference.

TF1001